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                        AMENDMENT NO. 2 TO
                  REVOLVING CREDIT AND TERM LOAN
                      AND SECURITY AGREEMENT

          This Amendment No. 2 is entered into as of September 8,
1995, between TL LEASE FUNDING CORP. IV, a Delaware corporation
(the "Company"), and FIRST UNION NATIONAL BANK OF NORTH CAROLINA
("First Union").

          The parties hereto are the parties to a Revolving Credit and Term Loan and Security Agreement, dated as of April 18, 1995 (as amended through the date hereof, the "Credit Agreement"), and desire to extend the Commitment Expiration Date from September 9, 1995 to September 30, 1995. All capitalized terms used herein shall have the same meanings as in the Credit Agreement.

          NOW THEREFORE, in consideration of the foregoing premises and the agreements hereinafter set forth, and for the good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

          1. Amendment. Section 1.1 of the Credit Agreement is hereby amended by substituting the date September 30, 1995 for the date September 9, 1995 in the definition of Expiration Date Commitment.

          2. No Further Amendment. Except as set forth above, the Credit Agreement shall continue in full force and effect without modification.

          3. Effectiveness. This Amendment shall become effective upon the execution and delivery by the Company and by First
Union of a copy of this Amendment. This Amendment may be executed in two counterparts, each of which shall be an original, but all of which will constitute one and the same instrument.

          IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first written above.

                         TL LEASE FUNDING CORP. IV


                         By:_____________________________________
                         Title:___________________________________


                         FIRST UNION NATIONAL BANK OF NORTH
                           CAROLINA


                         By:______________________________________
                         Title:____________________________________